MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST VI
Class A Notes, Series 2000-3

1. This Certificate relates to the Distribution Date occurring on	January 17, 2001

2. Series 2000-3 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$26,018,471.43

(b) The amount of Available Funds with respect to the Collection Period was equal to	$26,089,822.40

(c) The Liquidated Receivables for the Collection Period was equal to	$2,758,326.58

(d) Net Liquidation Proceeds for the Collection Period was equal to	$65,910.82
(i) The annualized net default rate	3.498281%

(e) The principal balance of Series 2000-3 Receivables at the beginning
of the Collection Period was equal to	$931,111,611.78

(f) The principal balance of Series 2000-3 Receivables on the last day
of the Collection Period was equal to	$916,023,672.36

(g) The aggregate outstanding balance of the Series 2000-3 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$49,488,000.00

(h) The aggregate outstanding balance of the Series 2000-3 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$10,540,000.00

(i) The aggregate outstanding balance of the Series 2000-3 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,506,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$8,906,603.42

(k) The Principal Distributable Amount for the Distribution Date was equal to	$14,050,023.94

(l) The Principal Amount Available for the Distribution Date was equal to	$22,349,341.72

(m) The Aggregate Note Principal Balance was equal to	$609,465,410.97

(n) The Aggregate Optimal Note Principal Balance was equal to	$595,415,387.03

(o) The Targeted Credit Enhancement Amount was equal to	$348,088,995.50

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$27,480,710.17

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$7,249,444.09

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$27,480,710.17

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$320,608,285.33

(x) The ending overcollateralization was equal to	$320,608,285.33

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	35.000000%

(z) The Weighed Average Coupon (WAC) was equal to	18.356000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	58

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$106.78263
2. Principal Distribution per $1,000	$103.30900
3. Interest Distribution per $1,000	$3.47363

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.792000%
2. Class A-1 principal balance - beginning of period	$83,465,410.97
3. Accrual convention	Actual/360
4. Days in Interest Period	30
5. Class A-1 interest due	$472,414.23
6. Class A-1 interest paid	$472,414.23
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$83,465,410.97
2. Class A-1 principal - amount due	$14,050,023.94
3. Class A-1 principal - amount paid	$14,050,023.94
4. Class A-1 principal balance - end of period	$69,415,387.03
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	11.658313%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	7.577903%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.80000
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.80000

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.960000%
2. Class A-2 principal balance - beginning of period	$158,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	30
5. Class A-2 interest due	$916,400.00
6. Class A-2 interest paid	$916,400.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$158,000,000.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$158,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	26.536096%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	17.248463%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	24.826366%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.87500
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.87500

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.050000%
2. Class A-3 principal balance - beginning of period	$175,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,028,125.00
5. Class A-3 interest paid	$1,028,125.00
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$175,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$175,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	29.391246%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	19.104310%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	43.930676%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.96667
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.96667

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.160000%
2. Class A-4 principal balance - beginning of period	$193,000,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,151,566.67
5. Class A-4 interest paid	$1,151,566.67
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$193,000,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$193,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	32.414345%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	21.069324%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	65.000000%